                              SEMI-ANNUAL REPORT

                                April 30, 1997







                             The Tocqueville Trust

                                 Mutual Funds







                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                       The Tocqueville Asia-Pacific Fund
                   The Tocqueville International Value Fund
                        The Tocqueville Government Fund






                               LOGO Tocqueville

The Tocqueville Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

   For the first six months of our fiscal year ended April 30, 1997, The Tocqueville Fund generated a total return of 10.2%. This compares with a very strong 14.7% for the S&P 500 over the same period. Despite underperforming the index over the period, we are gratified by the double-digit returns generated by the Fund. Our cautious stance on the market has led us to look even more diligently than is normally the case for underperforming stocks whose shares offer lower downside risk. Emphasis on capital preservation in a roaring bull market typically leads to lagging performance compared with the indices, but over the long term, we believe this approach is more prudent.

   Notwithstanding our caution, the Fund managed to generate very solid, re-spectable returns during the period. Our large position in financial stocks contributed to this performance, as did continued strength in our largest posi-tion, IBM. Oil service stocks, on the other hand, where we have a significant position, took a breather over the period, after registering strong gains over the previous six-month period.

   During the first half of the fiscal year, we trimmed outsized positions in some of our better performing stocks such as Citicorp, BankAmerica, and IBM, while initiating positions in Reader's Digest, H&R Block, and Polaroid, quality companies whose share prices had come under selling pressure. Other new names include ITT Industries and Knightsbridge Tankers.

OUTLOOK

   With slowing growth taking the pressure off interest rates and inflationary pressures still low, the equity markets should shift their focus to the corpo-rate earnings outlook. In each of the past three quarters, earnings have held up reasonably well, but scattered disappointments have led to very sharp cor-rections in the prices of individual stocks.

   We believe this trend will continue, although we would expect that the amount of negative surprises will rise. As a result, we continue to view the market with a great deal of caution. Notwithstanding the strong rally in the market since the March-April correction, we continue to believe it will be a "stockpicker's" market on a going forward basis.

   Our approach will be to continue to focus on companies where the downside risk is limited and where the potential for significant gains over a three to five year period is not dependent upon a continued strong market. Preservation of capital, in particular preservation of the capital appreciation of the past two and a half years, remains our most important investment objective.

Robert W. Kleinschmidt
Francois Sicart
Portfolio Managers

The Tocqueville Small Cap Value Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   I am pleased to report that the Tocqueville Small Cap Value Fund has main-tained its excellent performance. For the six month period ended April 30, 1997, your portfolio of value stocks posted a 3.4% increase in Net Asset Value. Since its creation on August 1, 1994, your Fund has appreciated 50.8%. These performance numbers compare favorably with returns of 1.6% and 46.9% for the Russell 2000 Index over the same periods. The Russell 2000 Index is the most widely accepted benchmark for small cap stocks. I will try my best to maintain that performance in the future.

CAUTIOUS OPTIMISM MAINTAINED

   Your Fund has performed well in a difficult market environment for small cap stocks, especially during the last ninety days. This seems to validate our value investing strategy of buying quality stocks when they are down. Overall, the long-term economic outlook for the stocks which we own looks promising. As a result, I remain cautiously optimistic. Common stocks represented 87% of as-sets held on April 30, 1997. US Treasury Bonds and cash equivalents accounted for the balance.

   Looking at the portfolio in 1998 strategic terms, I reduced my exposure to manufacturing sectors from 16% to 11%. This permitted me to increase my mix of investments in "sunrise industries" at very attractive prices. Sunrise indus-tries now account for 56% of assets. This gives our portfolio a higher growth profile.

   To be more specific, 52.6% of assets are invested in recession-resistant sectors: Computer Software (17.4%), Healthcare (11.7%), Communications (11.3%), Financial Services (4.8%), Business & Database Services (7.4%).

   Our next large area of exposure is Oil Drilling Equipment & Services at 8% of assets, even after recent reductions. We also retain a 6% investment in RTA furniture maker O'Sullivan Industries. Our initial purchases in these sectors were extremely timely. What follows is a listing of our ten largest positions, which represent 40% of assets.

TEN LARGEST POSITIONS


  O'Sullivan Industries Hldgs.
   (6%)                            Producer of Ready-To-Assemble furniture
  Owens & Minor Corp. (4.8%)       Wholesaler of medical surgical supplies
  Telxon Corporation (4.7%)        Bar-code, and wireless factory automation
  Unisys Corporation (4.4%)        Computer hardware & support services
  National Computer Systems (3.7%) Computer based data services
  Systems & Computer Technology
   (3.6%)                          Computer software maintenance services
  Bindley Western Ind. (3.4%)      Wholesale distribution of prescription drugs
  Oceaneering International (3.2%) Offshore marine maintenance services
  Scientific-Atlanta Inc. (3.2%)   CATV and satellite communication hardware
  AmVestor Financial Corp. (2.9%)  Annuity and life insurance products

-------------------------------------------------------------------------------

For the benefit of our new shareholders, I will review the basic tenets of my investment strategy.

LONG TERM ORIENTATION

   I believe that successful investing requires considerable attention to "how much you pay for what you buy," considerable patience coupled with the will-ingness to accept some temporary discomfort, and lastly, true long-term com-mitment. Central to my thinking is the belief that whatever is taking place today at a company is the result of strategies implemented many months and possibly years ago. Consequently, most of my analytical attention centers on long-term strategic "vision" issues.

   In addition, I believe that successful long-term investments are those made in "good businesses." Consequently, most of my bottom-up analytical work cen-ters on selecting "good businesses" from an entrepreneurial perspective.

INVESTING WISELY

   My concept of "Investing Wisely" means investing in "good businesses" when they are already down significantly in price. To that end, I follow three time-tested guidelines:

   RULE # 1: RESTRICT ALL PURCHASES OF NEW STOCKS TO THOSE THAT ARE ALREADY DOWN SUBSTANTIALLY IN PRICE. I very rarely violate this value precept when making new purchases. For instance, based on cost, the 48 stocks which we owned on April 30, 1997 were down on average of 35.8% and 38.5% from their re-spective 12 months' and 60 months' highs. Consequently, many of these stocks were receiving scant coverage from Wall Street when we acquired them, and quite a few were actually receiving negative press.

   RULE # 2: SYSTEMATICALLY SCREEN THESE "DOWN AND OUT" STOCKS FOR FINANCIAL STRENGTH. I believe that strained finances are clear indication of poor busi-ness fundamentals. I shun poor businesses, no matter how inexpensive they are. Conversely, I have a strong affinity for self-reliant and practically debt-free companies. My logic is that people who properly manage their finances are least likely to disappoint me. The average debt-to-capitalization ratio of all stocks in the Fund's portfolio is a very conservative 18.0%, with an equally strong average quick ratio (cash and receivables/current liabilities) of 2.8 times.

   RULE # 3: "INVEST TO WIN." While this is by far the most difficult task, its logic is quite compelling. Starting with a selection of stocks that have declined substantially in price and retained their financial strength, I sin-gle out the so-called "good businesses" that I want to buy and hold for the long term. Good businesses should have very distinctive features, which I rank in the following order of importance.

-------------------------------------------------------------------------------

SELECTING GOOD BUSINESSES

   . MANAGEMENT INTEGRITY, REPUTATION AND SOCIAL RESPONSIBILITY. I can not identify a single successful long-term investment lacking these complementary qualities. I view the level of integrity at the top of any organization as the single most critical ingredient required for success over the long term. In-tegrity directly sets the tone for the organization's strategies, and it indi-rectly sets the intensity of management's commitment to the business. Integ-rity defuses most adversarial labor-management conflicts, and thus improves productivity. Integrity also fosters accountability. Reputation allows organi-zations to hire and retain the best people available, and to stay ahead of their competition. I view social responsibility as the necessary foundation of all worthy investment activities.

   . GROWTH POTENTIAL. A good investment should offer its owner some prospects of long-term growth, profitability, and financial security. These investments are usually found in emerging or service industries. Approximately 56% of Fund assets are invested in these sectors which include 5 of our ten largest posi-tions: Owens & Minor, National Computer Systems, Systems & Computer Technolo-gy, Oceaneering International, AmVestor Financial Corp.

   . NEW PRODUCTS. Good businesses are usually built around very successful new products. At the moment, twelve of our companies have new products under development that, if successful over the long term, could very significantly improve their earnings potential.

   . PROPRIETARY STRENGTHS. Good businesses often fashion proprietary skills into strong competitive tools. For example, nearly all of the emergency room supplies manufactured by Ballard Medical Products are protected by patents or proprietary know-how.

   . MARKET SHARE POSITION. Good businesses often hold high market share posi-tions in their industries. Current portfolio examples include Nabors Indus-tries, the world's largest land driller, Telxon Corp., the leading US bar-code and wireless data capture systems integrator; O'Sullivan Industries, the larg-est US producer of ready-to-assemble furniture.

   . HIGH INSIDER OWNERSHIP. I am comfortable with high levels of insider own-ership, as long as I see little insider selling. My theory is that insiders with money at risk are most likely to tend to the business, and to truly man-age the enterprise for the long term. On average, insiders owned 18% of the stocks in the Fund's portfolio, and eleven of our stocks had insider ownership levels of 30% or more.

   . REPEAT SALES OF CONSUMABLE PRODUCTS. Good businesses generally have a close day-to-day working relationship with their customers, and often sell products or services which are consumed rapidly. Over the years, good busi-nesses build an installed base of satisfied "pre-sold" customers by simply providing value-added services. Such businesses eventually benefit from a fairly steady flow of repeat sales, as well as growing maintenance, repair and overhaul (MRO) revenues. Sixteen of our 48

--------------------------------------------------------------------------------

stocks have a relatively high mix of repeat sales, and four of these are among our ten largest positions: Owens & Minor, National Computer Systems, Systems & Computer Technology, AmVestor Financial.

   In closing, let me say that I welcome questions, comments or observations which you may have. I am also very grateful that you chose the Tocqueville Small Cap Value Fund to realize your long-term investment objectives.

Jean-Pierre Conreur
Portfolio Manager

The Tocqueville Asia-Pacific Fund and
The Tocqueville International Value Fund
-------------------------------------------------------------------------------
DEAR FELLOW SHAREHOLDERS:

   As you know, the Tocqueville International Value Fund (formerly the Tocqueville Europe Fund) and the Tocqueville Asia-Pacific Fund were merged with your overwhelming approval on May 1st, 1997.

   For the first six months of our fiscal year, both components performed very commendably:

   . The net asset value of one share of the Tocqueville International Value
     Fund increased by 14.09%, vs. a gain of 11.77% for the Morgan Stanley Europe 14 Index;

   . While the net asset value of one share of the Tocqueville Asia-Pacific
     Fund decreased 2.75%, it did so in a difficult environment where the Morgan Stanley Pacific Index lost 10.47%.

   Of course, investment performance should not be judged over short periods of time, but I feel quite encouraged. Our international team of analysts works very effectively together and has wholeheartedly adopted Tocqueville's long-term, contrarian, value-oriented approach to selecting stocks. Moreover, the merger will allow stock ideas from a much more diverse geographical spectrum to compete for inclusion in our portfolio, thus further tightening the selec-tion criteria.

   The merger is also quite timely. The proportion of European equities in our combined portfolio has been significantly larger than that of Asian equities. Since many shareholders sought our advice on where to invest, this allocation has simply reflected the fact that we were finding more undervalued stocks in Europe than in Asia. Now, however, with the good performance of European equi-ties, and the often dismal one of Asian equities, over the past two years, we are beginning to find more "values" in Asia than in Europe. As we invest in these new opportunities, the proportion of our assets invested in Asia will naturally and progressively catch up and surpass that invested in Europe--all inside a single fund.

   In a complex world, it is often useful to fall back on simple equations. Stock prices are a function of both corporate profits and liquidity (the sup-ply of money from domestic or outside sources.) When liquidity is in ample supply and a subdued economy makes low demands on it, the money tends to flow to financial markets: corporate profits may remain below their potential, but price/earnings ratios (and stock prices) rise. This has been the situation in Europe. As the European economies recover, in the coming year, they will ab-sorb more liquidity, and price/earnings ratios will decline. Fortunately, much as was the case with the United States in the early 1990s, many European com-panies still have considerable profit-recovery potential. The challenge will be to select companies whose profits are likely to expand much faster than their price/earnings ratios decline, and we believe that many of the companies in our portfolio do have that potential.

   In Asia, several economies are in the process of slowing as a result of earlier monetary tightening, infrastructure constraints, the challenge posed by changed dollar/yen parities and other factors. But we should not forget that Thailand, for example, though widely thought as being in the middle of a

-------------------------------------------------------------------------------

severe recession, is still expected to grow at a 6% rate this year; the re-gion's underlying growth trend is truly powerful. With the economies slowing down and real estate speculative bubbles being burst across the region, mone-tary policies will soon be relaxed, while much of the available liquidity will be redirected from real estate to infrastructure, manufacturing investment and consumption. Foreign industrial investment into the region continues apace, and foreign portfolio investors will eventually return as well. Thus, on a two-to-three year horizon, which is typically ours, there is the potential for both rapid expansion of corporate profits and a significant revaluation of price/earnings ratios.

   In summary, with the world's economies being at different stages in the economic cycle, we should have no trouble identifying new investment opportu-nities for our fund, even if some stock markets, possibly including the United States, should undergo price corrections over the coming year.

Francois Sicart
Portfolio Manager

The Tocqueville Government Fund
-------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

   The Tocqueville Government Fund achieved a return of 2.28% for the six months ending April 30, 1997 against the Lehman Bros. Intermediate Government Index return of 1.77% for the same period. Our view on interest rates remains optimistic, in spite of the prevailing consensus that the Federal Reserve will raise interest rates again, perhaps significantly. Our valuation is a function of several determinants.

   Household income and balance sheets are strong and continuing to improve. Personal income should continue to rise. Consumer debt levels are not threat-ening and credit card delinquencies are relatively small. Credit is widely available and household net worth is increasing across all levels. The unem-ployment rate is near a thirty year low and income conditions are at buoyant levels, in spite of a re-engineering or downsizing of corporations.

   All of these elements have contributed to an up trend in corporate profits without a contribution to inflation. Increased productivity in labor is in a secular shift up, largely due to the lagged effects of the microchip revolu-tion as well as foreign competition.

   Inflation has been fairly constant at approximately 3% for over five years, with an inflation premium at over 4% which is historically high. We would ex-pect that the premium would narrow and without an attendant increase in the inflation rate. As we have made reference previously, the strengthening of the US dollar over the last eighteen months against all hard currencies will have a far larger impact on inflation and the economy for the next few quarters than the most recent move by the Fed. We believe that monetary policy is cur-rently at least in a neutral position and if the dollar's impact slows the economy, as we expect, then the stage could be set for a reduction of rates.

   On a relative valuation, it is important to note that for the first time in a quite a long period Treasuries are more attractive than ever. Japanese gov-ernment bonds yield just over 2%; French government bonds yield just under 6%; and Canadian bonds yield about 6.75%. Record narrow spreads exist for both corporate and junk bonds. Lastly, Treasuries are historically attractive against S&P yields. It seems that the only inflation that is occurring is in financial assets and Treasuries are the least inflated.

Robert W. Kleinschmidt
Christopher P. Culp
Portfolio Managers

                              THE TOCQUEVILLE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                                CLASS A                                      CLASS B
                                                -------                                      -------
                                                YEAR ENDED OCTOBER 31,               PERIOD FROM    PERIOD FROM
                          SIX MONTHS            ----------------------               NOVEMBER 1,    AUGUST 14,
PER SHARE OPERATING          ENDED                                                     1995 TO        1995 TO
PERFORMANCE                APRIL 30,                                                 AUGUST 16,     OCTOBER 31,
(FOR A SHARE OUTSTANDING     1997        1996     1995     1994     1993     1992     1996 (G)         1995
THROUGHOUT THE PERIOD)    ----------     ----     ----     ----     ----     ----    -----------    -----------
                          (UNAUDITED)
Net asset value,
 beginning of period        $ 15.85     $ 14.07  $ 13.74  $ 13.67  $ 11.83  $ 11.33    $14.01         $14.68
                            -------     -------  -------  -------  -------  -------    ------         ------
Income from investment
 operations:
Net investment income          0.03        0.07     0.15     0.12     0.11     0.17      0.12            --
Net realized and
 unrealized gain (loss)        1.53        2.92     1.70     0.88     2.55     1.33      2.15          (0.67)
                            -------     -------  -------  -------  -------  -------    ------         ------
Total from investment
 operations                    1.56        2.99     1.85     1.00     2.66     1.50      2.27          (0.67)
                            -------     -------  -------  -------  -------  -------    ------         ------
Less distributions
Dividends from net in-
 vestment income              (0.06)      (0.15)   (0.11)   (0.14)   (0.16)   (0.36)    (0.15)           --
Distributions from net
 realized gains               (0.79)      (1.06)   (1.41)   (0.79)   (0.66)   (0.64)    (1.06)           --
                            -------     -------  -------  -------  -------  -------    ------         ------
Total distributions           (0.85)      (1.21)   (1.52)   (0.93)   (0.82)   (1.00)    (1.21)           --
                            -------     -------  -------  -------  -------  -------    ------         ------
Change in net asset
 value for the period          0.71        1.78     0.33     0.07     1.84     0.50      1.06          (0.67)
                            -------     -------  -------  -------  -------  -------    ------         ------
Net asset value, end of
 period                     $ 16.56     $ 15.85  $ 14.07  $ 13.74  $ 13.67  $ 11.83    $15.07         $14.01
                            -------     -------  -------  -------  -------  -------    ------         ------
Total Return (b)(c)            10.2%       22.7%    16.0%     7.7%    23.7%    14.9%     17.2 %         (4.6)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for Class A)     $47,602     $42,414  $33,438  $29,140  $27,745  $19,496    $    0         $  191
Ratio to average net as-
 sets:
 Expenses (a)(d)               1.40%(f)    1.49%    1.54%    1.54%    1.56%    1.74%     1.98 %(f)       --
 Net investment income
  (loss) (a)(d)                0.38%(f)     .44%    1.07%    0.87%    0.96%    1.44%    (0.21)%(f)       --
Portfolio turnover rate          24%         48%      47%      52%      54%      89%       48 %          --
Average commission rate
 paid (e)                   $ .0600     $ .0596                                        $.0596

--------
(a) Net of fees waived amounting to 0.09%, 0.16% and 0.02% of average net as-sets for the periods ended April 30, 1997, October 31, 1996 and October 31, 1995, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.16% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f)  Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                             CLASS A                                         CLASS B
                                             -------                                         -------
                                             YEAR ENDED
                                            OCTOBER 31,
                                            -----------         PERIOD FROM       PERIOD FROM       PERIOD FROM
PER SHARE OPERATING         SIX MONTHS                         AUGUST 1, 1994   NOVEMBER 1, 1995  AUGUST 14, 1995
PERFORMANCE                   ENDED                                  TO                TO                TO
(FOR A SHARE OUTSTANDING  APRIL 30, 1997    1996      1995    OCTOBER 31, 1994 AUGUST 16, 1996(G) OCTOBER 31, 1995
THROUGHOUT THE PERIOD)    --------------    ----      ----    ---------------- ------------------ ----------------
                           (UNAUDITED)
Net asset value,
 beginning of period         $ 13.37       $ 11.91   $10.22        $10.00            $11.87            $12.35
                             -------       -------   ------        ------            ------            ------
Income from investment
 operations:
Net investment income
 (loss)                         0.00         (0.10)   (0.05)         0.02             (0.07)              --
Net realized and
 unrealized gain (loss)         0.48          2.33     1.96          0.20              1.18             (0.48)
                             -------       -------   ------        ------            ------            ------
Total from investment
 operations                     0.48          2.23     1.91          0.22              1.11             (0.48)
                             -------       -------   ------        ------            ------            ------
Less distributions
Dividends from net in-
 vestment income                 --            --     (0.03)          --                --                --
Distributions from net
 realized gains                (1.46)        (0.77)   (0.19)          --              (0.77)              --
                             -------       -------   ------        ------            ------            ------
Total distributions            (1.46)        (0.77)   (0.22)          --              (0.77)              --
                             -------       -------   ------        ------            ------            ------
Change in net asset
 value for the period          (0.98)         1.46     1.69          0.22              0.34             (0.48)
                             -------       -------   ------        ------            ------            ------
Net asset value, end of
 period                      $ 12.39       $ 13.37   $11.91        $10.22            $12.21            $11.87
                             -------       -------   ------        ------            ------            ------
Total Return (b)(c)              3.4 %        19.7 %   19.2 %         2.2%              9.7 %            (3.9)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for Class A)      $13,591       $11,545   $9,383        $6,755            $    0            $  192
Ratio to average net as-
 sets:
 Expenses (a)(d)                1.75 %(f)     2.36 %   2.50 %        2.08%(f)          2.92 %(f)          --
 Net investment income
  (loss) (a)(d)                (0.56)%(f)    (1.18)%  (0.53)%        0.85%(f)         (1.79)%(f)          --
Portfolio turnover rate           43 %         107 %     88 %           9%              107 %
Average commission rate
 paid(e)                     $ .0600       $ .0599                                   $.0599

--------
(a) Net of fees waived amounting to 0.18%, 0.33%, 0.33% and 0.75% of average net assets for the periods ended April 30, 1997, October 31, 1996, October 31, 1995, and October 31, 1994, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the pe-riod ended October 31, 1994, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.37% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f) Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

                       THE TOCQUEVILLE ASIA-PACIFIC FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                                 CLASS A                                             CLASS B
                                                 -------                                             -------
                                            YEAR ENDED OCTOBER 31,            PERIOD FROM    PERIOD FROM   PERIOD FROM
                                            ----------------------            NOVEMBER 12,   NOVEMBER 1,   AUGUST 14,
PER SHARE OPERATING       SIX MONTHS                                            1991 TO        1995 TO       1995 TO
PERFORMANCE               ENDED APRIL                                         OCTOBER 31,    AUGUST 16,    OCTOBER 31,
(FOR A SHARE OUTSTANDING   30, 1997       1996      1995     1994     1993        1992        1996 (G)        1995
THROUGHOUT THE PERIOD)    -----------     ----      ----     ----     ----    ------------   -----------   -----------
                          (UNAUDITED)
Net asset value,
 beginning of period        $  9.08      $  9.07   $12.16   $11.26   $10.50      $10.00        $ 9.03         $9.35
                            -------      -------   ------   ------   ------      ------        ------         -----
Income from investment
 operations:
Net investment income
 (loss)                       (0.01)         --     (0.01)   (0.05)   (0.21)      (0.07)         0.15           --
Net realized and
 unrealized gain (loss)       (0.24)        0.01    (1.39)    1.45     1.62        0.57          0.26         (0.32)
                            -------      -------   ------   ------   ------      ------        ------         -----
Total from investment
 operations                   (0.25)        0.01    (1.40)    1.40     1.41        0.50          0.41         (0.32)
                            -------      -------   ------   ------   ------      ------        ------         -----
Less distributions
Dividends from net
 investment income              --           --       --       --       --          --            --            --
Distributions from net
 realized gains                 --           --     (1.69)   (0.50)   (0.65)        --            --            --
                            -------      -------   ------   ------   ------      ------        ------         -----
Total distributions             --           --     (1.69)   (0.50)   (0.65)        --            --            --
                            -------      -------   ------   ------   ------      ------        ------         -----
Change in net asset
 value for the period         (0.25)         .01    (3.09)    0.90     0.76        0.50          0.41           --
                            -------      -------   ------   ------   ------      ------        ------         -----
Net asset value, end of
 period                     $  8.83      $  9.08   $ 9.07   $12.16   $11.26      $10.50        $ 9.44         $9.03
                            -------      -------   ------   ------   ------      ------        ------         -----
Total Return (b)(c)            (2.8)%        0.1%   (11.6)%   12.8 %   15.0 %       5.0 %         4.5%         (3.4)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for
 Class A)                   $18,116      $18,138   $4,686   $5,187   $3,886      $1,898        $    0         $ 193
Ratio to average net as-
 sets:
 Expenses (a)(d)               2.00 %(f)    2.63 %   3.55 %   2.82 %   4.63 %      4.90 %(f)     2.51%(f)       --
 Net investment income
  (loss) (a)(d)               (0.23)%(f)   (0.06)%  (0.26)%  (0.87)%  (2.42)%     (0.73)%(f)     1.25%(f)       --
Portfolio turnover rate          20 %         61 %    106 %    168 %    216 %       101 %          61%          --
Average commission rate
 paid (e)                   $ .0066      $ .0060                                               $.0060

--------
(a) Net of fees waived amounting to 0.04%, 0.66%, 1.27%, 1.00% and 0.28% of av-erage net assets for the periods ended April 30, 1997, October 31, 1996, October 31, 1995, October 31,1994, and October 31, 1992, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the pe-riod ended October 31, 1992, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.62% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f)  Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                            CLASS A                                       CLASS B
                                            -------                                       -------
                                           YEAR ENDED
                                          OCTOBER 31,
                                         ---------------     PERIOD FROM       PERIOD FROM       PERIOD FROM
PER SHARE OPERATING       SIX MONTHS                        AUGUST 1, 1994   NOVEMBER 1, 1995  AUGUST 14, 1995
PERFORMANCE               ENDED APRIL                             TO                TO                TO
(FOR A SHARE OUTSTANDING   30, 1997       1996     1995    OCTOBER 31, 1994 AUGUST 16, 1996(G) OCTOBER 31, 1995
THROUGHOUT THE PERIOD)    -----------     ----     ----    ---------------- ------------------ ----------------
                          (UNAUDITED)
Net asset value, begin-
 ning of period             $ 12.57      $ 10.83  $10.02        $10.00            $10.81            $10.93
                            -------      -------  ------        ------            ------            ------
Income from investment
 operations:
Net investment income
 (loss)                       (0.04)        0.16   (0.01)        (0.04)             0.18               --
Net realized and
 unrealized gain (loss)        1.72         1.58    0.82          0.06              0.93             (0.12)
                            -------      -------  ------        ------            ------            ------
Total from investment
 operations                    1.68         1.74    0.81          0.02              1.11             (0.12)
                            -------      -------  ------        ------            ------            ------
Less distributions
Dividends from net
 investment income            (0.06)         --      --            --                --                --
Distributions from net
 realized gains               (0.62)         --      --            --                --                --
                            -------      -------  ------        ------            ------            ------
Total distributions           (0.68)         --      --            --                --                --
                            -------      -------  ------        ------            ------            ------
Change in net asset
 value for the period          1.00         1.74    0.81          0.02              1.11             (0.12)
                            -------      -------  ------        ------            ------            ------
Net asset value, end of
 period                     $ 13.57      $ 12.57  $10.83        $10.02            $11.92            $10.81
                            -------      -------  ------        ------            ------            ------
Total Return (b)(c)            14.1 %       16.1%    8.1 %         0.2 %            10.3%             (1.1)%
RATIOS TO SUPPLEMENTAL
 DATA
Net assets, end of pe-
 riod (000 for Class A)     $36,520      $23,932  $6,270        $2,516            $    0            $  198
Ratio to average net as-
 sets:
 Expenses (a)(d)               1.91 %(f)    1.98%   4.43 %        6.18 %(f)         1.26%(f)           --
 Net investment income
  (loss) (a)(d)               (0.40)%(f)    1.45%  (0.53)%       (2.47)%(f)         1.89%(f)           --
Portfolio turnover rate          19 %        135%    109 %           0 %             135%              --
Average Commission rate
 paid (e)                   $ .0159      $ .0040                                  $.0040

--------
(a) Net of fees waived amounting to 0.55%, 1.28% and 1.00% of average net as-sets for the periods ended October 31, 1996, October 31, 1995 and October 31, 1994, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the pe-riod ended October 31, 1994, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.63% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f) Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

Effective February 28, 1997, The Tocqueville Europe Fund changed its name to The Tocqueville International Value Fund.

                        THE TOCQUEVILLE GOVERNMENT FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                            CLASS A                                   CLASS B
                                            -------                                   -------
                                                         PERIOD FROM       PERIOD FROM        PERIOD FROM
PER SHARE OPERATING         SIX MONTHS    YEAR ENDED  SEPTEMBER 4, 1995  NOVEMBER 1, 1995  SEPTEMBER 4, 1995
PERFORMANCE                   ENDED       OCTOBER 31,        TO                 TO                TO
(FOR A SHARE OUTSTANDING  APRIL 30, 1997     1996     OCTOBER 31, 1995  AUGUST 16, 1996(F) OCTOBER 31, 1995
THROUGHOUT THE PERIOD)    --------------  ----------- ----------------- ------------------ -----------------
                           (UNAUDITED)
Net asset value,
 beginning of period         $ 10.13        $10.05         $10.00             $10.05            $ 9.97
                             -------        ------         ------             ------            ------
Income from investment
 operations:
Net investment income           0.27          0.49           0.05               0.32              0.04
Net realized and
 unrealized gain (loss)        (0.04)         0.08           0.05              (0.05)             0.08
                             -------        ------         ------             ------            ------
Total from investment
 operations                     0.23          0.57           0.10               0.27              0.12
                             -------        ------         ------             ------            ------
Less distributions
Dividends from net in-
 vestment income               (0.27)        (0.49)         (0.05)             (0.32)            (0.04)
Distributions from net
 realized gains                (0.03)          --             --                 --                --
                             -------        ------         ------             ------            ------
Total distributions            (0.30)        (0.49)         (0.05)             (0.32)            (0.04)
                             -------        ------         ------             ------            ------
Change in net asset
 value for the period          (0.07)         0.08           0.05              (0.05)             0.08
                             -------        ------         ------             ------            ------
Net asset value, end of
 period                      $ 10.06        $10.13         $10.05             $10.00            $10.05
                             -------        ------         ------             ------            ------
Total Return (b)(c)              2.3%          5.9%           6.3%               2.8%              8.4%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for Class A)      $15,381        $9,788         $6,506             $    0            $  201
Ratio to average net as-
 sets:
 Expenses (a)(d)                1.00%(e)      1.47%          2.74%(e)           0.64%(e)           --
 Net investment income
  (a)(d)                        5.38%(e)      4.94%          3.08%(e)           5.14%(e)           --
Portfolio turnover rate          192%(g)        85%             0%                85%              --

--------
(a) Net of fees waived amounting to 0.61%, 1.25% and 0.77% of average net as-sets for the periods ended April 30, 1997, October 31, 1996 and October 31, 1995, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the pe-riod ended October 31, 1995, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 1.29% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Annualized.
(f) On August 16, 1996, all Class B Shares were converted into Class A Shares.
(g) Portfolio Turnover does not include securities acquired from Ivy Short Term Bond Fund on November 29, 1996.

                              THE TOCQUEVILLE FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

                                              Market
COMMON STOCKS--89.5%                Shares     Value
-------------------------------------------------------
BASIC INDUSTRIES--6.5%
Champion International Corporation   25,000 $ 1,162,500
Deltic Timber Corporation            22,142     561,853
Newmont Mining Corporation           40,000   1,385,000
-------------------------------------------------------
                                              3,109,353
-------------------------------------------------------
BUSINESS SERVICES--1.0%
H&R Block, Inc.                      15,000     483,750
-------------------------------------------------------
                                                483,750
-------------------------------------------------------
CAPITAL GOODS--1.2%
ZERO Corp.                           30,000     585,000
-------------------------------------------------------
                                                585,000
-------------------------------------------------------
COMMUNICATIONS--0.8%
Dow Jones & Company, Inc.            10,000     405,000
-------------------------------------------------------
                                                405,000
-------------------------------------------------------
CONGLOMERATE--1.1%
ITT Industries, Inc.                 20,000     505,000
-------------------------------------------------------
                                                505,000
-------------------------------------------------------
CONSUMER BASICS--14.6%
Bindley Western Industries, Inc.     15,000     281,250
Bristol Myers Squibb Company         30,000   1,965,000
Heinz (H.J.) Company                 25,000   1,037,500
PepsiCo, Inc.                        30,000   1,046,250
RJR Nabisco Holdings Corp.           50,000   1,487,500
R. P. Scherer Corporation*           25,000   1,150,000
-------------------------------------------------------
                                              6,967,500
-------------------------------------------------------
CONSUMER NON-DURABLES--9.1%
Burlington Industries, Inc.*        150,000   1,537,500
Kmart Corporation*                  150,000   2,043,750
Polaroid Corporation                 15,000     727,500
-------------------------------------------------------
                                              4,308,750
-------------------------------------------------------
ENERGY--14.9%
Baker Hughes, Inc.                   40,000   1,380,000
Knightsbridge Tankers, Ltd.          20,000     455,000
Murphy Oil Corporation               25,000   1,087,500
SGI International, Inc.              50,000     121,875
Tesoro Petroleum Corporation*       100,000   1,075,000
Varco International, Inc.*           75,000   1,725,000
Western Atlas, Inc.*                 20,000   1,240,000
-------------------------------------------------------
                                              7,084,375
-------------------------------------------------------
FINANCE--14.9%
BankAmerica Corporation              20,000   2,337,500
Citicorp                             20,000   2,252,500

* Non-income producing security

                     See Notes to the Financial Statements.

COMMON STOCKS                                                   Market
 (CONTINUED)                                          Shares     Value
-------------------------------------------------------------------------
FINANCE (CONTINUED)
Financial Security Assurance Holdings Ltd.             40,000 $ 1,295,000
Hartford Steam Boiler Inspection & Insurance Company   25,000   1,203,125
-------------------------------------------------------------------------
                                                                7,088,125
-------------------------------------------------------------------------
MACHINERY--0.8%
Albany International Corporation                       20,000     402,500
-------------------------------------------------------------------------
                                                                  402,500
-------------------------------------------------------------------------
MEDICAL SERVICES--1.7%
Integrated Health Services, Inc.                       25,000     803,125
-------------------------------------------------------------------------
                                                                  803,125
-------------------------------------------------------------------------
METALS & MINERALS--1.3%
Zeigler Coal Holding Company                           25,000     628,125
-------------------------------------------------------------------------
                                                                  628,125
-------------------------------------------------------------------------
PUBLISHING--1.0%
Readers Digest Association, Inc.                       20,000     460,000
-------------------------------------------------------------------------
                                                                  460,000
-------------------------------------------------------------------------
REAL ESTATE--3.1%
Cattellus Development Corporation*                    100,000   1,475,000
-------------------------------------------------------------------------
                                                                1,475,000
-------------------------------------------------------------------------
SPECIALITY CHEMICALS--0.5%
Safety-Kleen Corporation                               15,000     223,125
-------------------------------------------------------------------------
                                                                  223,125
-------------------------------------------------------------------------
TECHNOLOGY--11.4%
Adobe Systems, Inc.                                    30,000   1,173,750
The Boeing Company                                     10,000     986,250
International Business Machines Corporation            15,000   2,411,250
Motorola, Inc.                                         15,000     858,750
-------------------------------------------------------------------------
                                                                5,430,000
-------------------------------------------------------------------------
UTILITIES--5.6%
AT&T Corporation                                       40,000   1,340,000
Sprint Corporation                                     30,000   1,316,250
-------------------------------------------------------------------------
                                                                2,656,250
-------------------------------------------------------------------------
Total Common Stocks
 (Cost $29,908,753)                                            42,614,978
-------------------------------------------------------------------------

                              THE TOCQUEVILLE FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                                    Market
PREFERRED STOCK--0.7%                                    Shares      Value
-----------------------------------------------------------------------------
CONSUMER BASICS--0.7%
Avatex Corp $4.20 Series A Preferred                       41,050 $   313,006
-----------------------------------------------------------------------------
Total Preferred Stock
 (Cost $737,900)                                                      313,006
-----------------------------------------------------------------------------
                                                       Principal
                                                         Amount
SHORT-TERM INVESTMENTS--9.6%                           ----------
U.S. Treasury Bills, 4.89%, 7/10/97                    $3,000,000   2,971,068
Repurchase Agreement with Firstar Bank, 4.25%, dated
 04/30/97, due 05/01/97, collateralized by U.S. Trea-
 sury Notes valued at $1,650,042. Repurchase proceeds
 of $1,616,191. (Cost $1,616,000)                       1,616,000   1,616,000
-----------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $4,586,498)                                                  4,587,068
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $35,233,151)--99.8%                                         47,515,052
OTHER ASSETS & LIABILITIES--0.2%                                       86,614
-----------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                            $47,601,666
                                                                  -----------

* Non-income producing security

                     See Notes to the Financial Statements.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                     Market
COMMON STOCKS--86.9%                       Shares     Value
--------------------------------------------------------------
BUSINESS & DATABASE SERVICES--7.4%
American List Corporation                    8,000 $   185,000
Barrett Business Services, Inc.*            16,000     208,000
Checkpoint Systems, Inc.*                   10,000     137,500
Metromail Corporation*                       5,000      98,125
Ultrak, Inc.*                               35,000     376,250
--------------------------------------------------------------
                                                     1,004,875
--------------------------------------------------------------
COMMUNICATIONS RELATED--11.3%
Aliant Communications, Inc.                 10,000     156,250
Boston Technology, Inc.*                    20,000     400,000
Brite Voice Systems, Inc.*                  10,000      78,750
C-COR Electronics, Inc.*                    20,000     192,500
Periphonics Corporation*                    10,000     137,500
InterVoice, Inc.*                           15,000     142,500
Scientific-Atlanta, Inc.                    27,000     432,000
--------------------------------------------------------------
                                                     1,539,500
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--17.4%
Alphanet Solutions, Inc.*                   10,000     150,000
Cerner Corporation*                         10,000     161,250
National Computer Systems, Inc.             20,000     502,500
Systems & Computer Technology Corporation   25,000     493,750
Timberline Software Corporation             11,250      90,000
Unisys Corporation*                        100,000     600,000
Wave Technologies International, Inc.*      65,000     373,750
--------------------------------------------------------------
                                                     2,371,250
--------------------------------------------------------------
CONSUMER NON-DURABLE--5.5%
Franklin Electronic Publishing, Inc.*       30,000     300,000
Franklin Quest Company*                      5,000     105,625
J.M. Smucker Company Class B                 5,000      83,125
Tasty Baking Company                        10,000     165,000
Thomas Nelson, Inc.                         10,000      91,250
--------------------------------------------------------------
                                                       745,000
--------------------------------------------------------------
DRILLING EQUIPMENT & SERVICES--8.1%
Global Industries Ltd.*                      6,000     126,000
Nabors Industries, Inc.*                     9,000     168,750
Oceaneering International, Inc.*            30,000     435,000
Offshore Logistics, Inc.*                   10,000     180,000
Pool Energy Services Co.                    15,000     195,000
--------------------------------------------------------------
                                                     1,104,750
--------------------------------------------------------------
FINANCIAL SERVICES--4.8%
AmVestors Financial Corporation             25,000     400,000
Western National Corporation                10,000     257,500
--------------------------------------------------------------
                                                       657,500
--------------------------------------------------------------
FURNITURE (RTA)--6.0%
O'Sullivan Industries Holding, Inc.*        60,000     810,000
--------------------------------------------------------------
                                                       810,000
--------------------------------------------------------------

* Non-income producing security
                     See Notes to the Financial Statements.

COMMON STOCKS                                                         Market
 (CONTINUED)                                               Shares      Value
-------------------------------------------------------------------------------
HEALTH CARE--11.7%
Ballard Medical Products                                      5,000 $    95,000
Bindley Western Industries, Inc.                             25,000     468,750
Dendrite International, Inc.*                                15,000     125,625
Olsten Corporation                                            5,000      88,125
Owens & Minor, Inc. Holding Company                          50,000     650,000
Utah Medical Products, Inc.*                                 25,000     165,625
-------------------------------------------------------------------------------
                                                                      1,593,125
-------------------------------------------------------------------------------
MANUFACTURING--11.3%
Daniel Industries                                            10,000     127,500
Gorman-Rupp Company                                          18,000     299,250
Holophane Corporation*                                        8,000     162,000
Juno Lighting, Incorporated                                   7,000     108,500
Powell Industries, Inc.*                                      5,000      70,000
PSC, Inc.*                                                   20,000     127,500
Telxon Corporation*                                          40,000     635,000
-------------------------------------------------------------------------------
                                                                      1,529,750
-------------------------------------------------------------------------------
SPECIALTY CHEMICALS--3.4%
A.Schulman, Inc.                                             10,000     190,000
Lawter International, Inc.                                   10,000     106,250
Sybron Chemicals, Inc.*                                      10,000     163,750
-------------------------------------------------------------------------------
                                                                        460,000
-------------------------------------------------------------------------------
Total Common Stocks
 (Cost $10,974,813)                                                  11,815,750
-------------------------------------------------------------------------------
                                                          Principal
                                                           Amount
U.S. GOVERNMENT AGENCY BONDS--5.2%                        ---------
U.S. Treasury Notes:
 5.50%, due 07/31/97                                      $ 200,000     200,125
 6.25%, due 06/30/98                                        500,000     501,250
-------------------------------------------------------------------------------
Total U.S. Government Agency Bonds
 (Cost $700,070)                                                        701,375
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.7%
Repurchase Agreement with Firstar Bank, 4.25%, dated
 04/30/97, due 05/01/97, collatera1ized by U.S. Treasury
 Notes valued at $1,069,752. Repurchase proceeds of
 $1,048,124. (Cost $1,048,000)                            1,048,000   1,048,000
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,048,000)                                                    1,048,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $12,722,883)--99.8%                                           13,565,125
OTHER ASSETS LESS LIABILITIES--0.2%                                      26,095
-------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                              $13,591,220
                                                                    -----------

                       THE TOCQUEVILLE ASIA-PACIFIC FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS AND                                           Market
 WARRANTS--94.5%                                 Shares      Value
---------------------------------------------------------------------
AUSTRALIA--3.7%
Normandy Mining Limited                           500,000 $   613,585
QNI Limited                                        35,000      65,111
---------------------------------------------------------------------
                                                              678,696
---------------------------------------------------------------------
INDONESIA--21.7%
Astra International                               350,000   1,281,893
Bukaka Teknik Utam                                882,000     553,519
Chareon Pokhand Indonesia*                        500,000     504,115
Citra Marga Nusaphala Persada                     900,000     787,037
Hero Supermarket*                                 330,000     285,185
Japfa Comfeed Indonesia                           800,000     518,518
---------------------------------------------------------------------
                                                            3,930,267
---------------------------------------------------------------------
JAPAN--15.0%
Bank of Tokyo--Mitsubishi, Ltd.                    15,250     241,529
FCC Company Limited                                17,600     482,610
H.I.S. Company Limited                              3,300     139,114
Mitsui O.S.K. Lines*                               33,000      58,506
Oiles Corporation                                  14,400     354,015
Paramount Bed                                      21,000     893,546
Rohm Company                                        7,000     542,747
---------------------------------------------------------------------
                                                            2,712,067
---------------------------------------------------------------------
MALAYSIA--6.0%
Commerce Asset Holdings Bhd.                       40,000     239,045
Cycle & Carriage Ltd.                              30,000     199,603
Ekran Berhad                                       65,000     142,431
Ekran Berhad--Rights*                              65,000         777
Road Builder (M) Holdings Bhd.                    105,000     510,362
---------------------------------------------------------------------
                                                            1,092,218
---------------------------------------------------------------------
NEW ZEALAND--0.6%
Telecom Corporation of New Zealand Limited         25,000     112,165
---------------------------------------------------------------------
                                                              112,165
---------------------------------------------------------------------
PHILIPPINES--11.5%
DMCI Holdings, Inc.*                              600,000     307,167
House of Investments, Inc.*                       665,000      71,871
Ionics Circuit Inc.                               300,000     182,025
Solid Group, Inc.*                              2,000,000     424,725
Universal Rightfield Properties Holding, Inc.*  5,500,000     552,711
Universal Robina Corporation                      460,000     169,207
Vitarich Corporation*                           4,015,000     380,641
---------------------------------------------------------------------
                                                            2,088,347
---------------------------------------------------------------------

* Non-income producing security


COMMON STOCKS AND                                                   Market
 WARRANTS--94.5%                                          Shares     Value
------------------------------------------------------------------------------
SINGAPORE--21.2%
Development Bank of Singapore                              33,000 $   392,444
Clipsal Industries, Ltd.                                  160,000     627,200
Elec & Eltek International Company Ltd.                   220,000   1,254,000
GPE Industries Limited                                    953,000     528,915
Robinson & Company, Limited                               130,000     656,147
United Overseas Bank Ltd.                                  40,000     376,127
------------------------------------------------------------------------------
                                                                    3,834,833
------------------------------------------------------------------------------
SOUTH KOREA--5.1%
Samsung Display Devices Company*                            6,000     279,821
Samsung Electronic*                                         9,420     639,968
------------------------------------------------------------------------------
                                                                      919,789
------------------------------------------------------------------------------
THAILAND--9.7%
Asia Credit Public Company Limited                         80,000     300,095
Krung Thai Bank Public Company Limited                    340,000     426,219
Siam City Bank Public Company Limited--Registered shares  330,000     268,421
Siam City Bank Public Company Limited                     120,000      86,124
Thai Farmers Bank Public Company Limited                   59,000     356,822
Thai Farmers Bank Warrants 9/02*                              800         582
Thai Military Bank Public Company Limited                 220,000     320,000
------------------------------------------------------------------------------
                                                                    1,758,263
------------------------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $18,800,911)                                                17,126,645
------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $18,800,911)--94.5%                                         17,126,645
CASH**--5.6%                                                        1,010,003
LIABILITIES LESS OTHER ASSETS--(0.1%)                                 (20,931)
------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                            $18,115,717
                                                                  -----------

** Cash balance is interest earning.

                     See Notes to the Financial Statements.

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS AND                                        Market
 WARRANTS--92.3%                               Shares     Value
------------------------------------------------------------------
BERMUDA--1.3%
Knightsbridge Tankers Ltd.                      21,000 $   477,750
------------------------------------------------------------------
                                                           477,750
------------------------------------------------------------------
FRANCE--41.3%
Apem                                             7,680     447,401
Chaine et Trame                                 11,600     391,545
Charlatte SA                                    13,500     160,759
Cider Sante SA                                  10,850     446,168
Cie Europenne de Telesecurite C.E.T.             2,000     171,339
Compagnie Internationale Andre Triango SA        1,000      27,928
Compagnie des Alpes                             11,000     295,903
Distriborg                                       8,000     585,980
Ducros Services Rapides SA New Shares*          50,000     625,388
Ducros Services Rapides SA*                         10         125
Emin--Leydier                                    6,300     404,789
Europeenne d'Extincteurs                        10,500     680,765
Europeenne d'Extincteurs Rights*                10,500     129,892
Faiveley SA                                      9,700     473,667
Faiveley warrants 7/99*                            700       5,589
Fraikin                                          8,000     494,828
GFI Industries SA                                1,500     254,696
HBS Technologie                                  2,000      84,299
Infra Plus                                       6,210     367,086
JAJ Distribution SA                              4,000     171,065
Labinal SA                                       3,000     765,887
Lapeyre SA                                      10,250     618,192
Legrand SA Preferred                             2,000     229,595
Louis Dreyfus Citrus*                           11,000     395,228
Mediascience S.A.                                1,900     174,492
Mors*                                          850,000   1,179,671
Musee Grevin S.A.*                              20,000     394,423
Olitec*                                          3,000     730,419
Robertet SA                                      1,130     217,815
Rougier SA                                       4,400     275,925
Rouleau-Guichard*                                2,950     181,962
Rubis et Cie                                    24,540     645,416
SGS Thomson Microelectrics N.V.*                 3,000     231,308
Societe Anonyme Francaise de Reassurances        2,600     645,949
Societe Industrielle D'Aviations Latecoere SA    4,415     671,739
Sport Elec SA                                   10,547     543,942
Thomson CSF                                     20,000     616,821
Vilmorin et Compagnie                            4,341     349,578
Vilmorin et Compagnie Warrants*                    990      11,365
------------------------------------------------------------------
                                                        15,098,939
------------------------------------------------------------------
INDONESIA--1.8%
PT Tunas Ridean                                425,000     660,237
------------------------------------------------------------------
                                                           660,237
------------------------------------------------------------------

* Non-income producing security

                     See Notes to the Financial Statements.

COMMON STOCKS AND                                                     Market
 WARRANTS (CONTINUED)                                      Shares      Value
-------------------------------------------------------------------------------
NETHERLANDS--10.6%
ABN Amro Holdings N.V.                                        8,100 $   556,740
Axxicon Group N.V.                                           19,700     338,764
Draka Holding N.V.                                           15,000     523,585
Elsevier N.V.                                                20,000     320,311
GTI Holdings N.V.                                             4,400     535,289
Royal Dutch Petroleum Company                                 3,700     661,329
Volker Stevin N.V.                                            8,150     926,656
-------------------------------------------------------------------------------
                                                                      3,862,674
-------------------------------------------------------------------------------
PHILIPPINES--1.7%
Solid Group, Inc.                                         3,000,000     637,087
-------------------------------------------------------------------------------
                                                                        637,087
-------------------------------------------------------------------------------
SINGAPORE--2.5%
Clipsal Industries, Ltd.                                    100,000     392,000
Robinson & Co., Limited                                     101,000     509,776
-------------------------------------------------------------------------------
                                                                        901,776
-------------------------------------------------------------------------------
SPAIN--14.6%
Abengoa S.A.*                                                12,073     481,019
Autopistas del Mare Nostrum SA                               28,000     404,450
Azkoyen SA                                                    5,000     749,615
Banco Santander SA                                            8,800     662,673
Centros Comerciales Pryca, SA                                18,500     321,684
Construcciones y Auxiliar de Ferrocarriles SA                 8,400     327,777
Corporacion Bancaria de Espana SA                            12,000     535,615
Cubiertas y Mzov SA                                           6,400     647,996
Energias e Industrias Aragonesas                             82,500     502,653
Europistas, Concesionaria Espanola, SA                       47,000     390,929
Grupo Anaya SA                                               15,000     299,846
-------------------------------------------------------------------------------
                                                                      5,324,257
-------------------------------------------------------------------------------
SWITZERLAND--2.5%
Ciba Specialty Chemicals-Registered Shares*                     460      39,649
Novartis                                                        460     606,282
SMH AG                                                          450     255,016
-------------------------------------------------------------------------------
                                                                        900,947
-------------------------------------------------------------------------------
THAILAND--5.9%
Krung Thai Bank Public Company Limited                      400,000     497,607
Siam City Bank Public Company Limited--Registered shares    251,000     204,162
Thai Stanley Electric Company, Ltd.                         156,700     401,871
Thai Stanley Electric Company                                35,800      90,442
Thai Farmers Bank Public Company Limited                    105,000     458,181
Thai Military Bank Public Company Limited                   350,000     509,090
-------------------------------------------------------------------------------
                                                                      2,161,353
-------------------------------------------------------------------------------

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS AND                                Market
 WARRANTS (CONTINUED)                  Shares     Value
-----------------------------------------------------------
UNITED KINGDOM--9.8%
Albert Fisher Group plc                250,000 $   160,232
Cairn Energy plc*                       38,000     343,131
Hardy Oil & Gas plc                     80,000     403,054
Jarvis plc                             150,000     626,729
Linx Printing Technologies plc         100,000     235,277
LucasVarity                            170,000     511,687
SEMA Group plc                          45,000     874,379
Shanks & McEwan plc                    200,000     438,102
-----------------------------------------------------------
                                                 3,592,591
-----------------------------------------------------------
UNITED STATES--0.3%
Albany International Corporation         5,200     104,650
-----------------------------------------------------------
                                                   104,650
-----------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $29,679,836)                             33,722,261
-----------------------------------------------------------
TOTAL INVESTMENTS
 (COST $29,679,836)--92.3%                      33,722,261
CASH**--11.7%                                    4,262,331
LIABILITIES LESS OTHER ASSETS--(4.0%)           (1,464,317)
-----------------------------------------------------------
TOTAL NET ASSETS--100.0%                       $36,520,275
                                               -----------

* Non-income producing security

** Cash balance is interest earning.


                     See Notes to the Financial Statements.

                        THE TOCQUEVILLE GOVERNMENT FUND

                        INVESTMENTS AS OF APRIL 30, 1997

                                  (Unaudited)

--------------------------------------------------------------------------------

                                Par       Market
                               Value       Value
---------------------------------------------------
MORTGAGE RELATED--32.5%
Federal Home Loan
 Mortgage Corporation:
 7.00%, due 08/13/01          1,000,000 $   997,697
 7.00%, due 06/24/02            500,000     496,911
 7.13%, due 01/28/02          1,010,000   1,008,388
 7.18%, due 08/06/02          1,000,000     997,667
 7.18%, due 02/13/04            500,000     495,228
 7.23%, due 04/08/02          1,000,000   1,000,021
---------------------------------------------------
                                          4,995,912
---------------------------------------------------
U.S. TREASURY NOTES--16.2%
 5.38%, due 11/30/97          2,500,000   2,493,752
---------------------------------------------------
                                          2,493,752
---------------------------------------------------
U.S. TREASURY STRIPS--47.9%
 due 11/15/06 *              14,000,000   7,370,719
---------------------------------------------------
                                          7,370,719
---------------------------------------------------

* Principal Only



                                                            Par      Market
                                                           Value      Value
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.6%
 Repurchase Agreement with Firstar Bank, 3.75%, dated
  04/30/97, due 05/01/97, collateralized by U.S. Treasury
  Notes valued at $406,574. Repurchase
  proceeds of $394,041
  (Cost $394,000)                                         $394,000 $   394,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $15,329,374)--99.2%                                         15,254,383
 OTHER ASSETS & LIABILITIES,
  NET--0.8%                                                            127,104
------------------------------------------------------------------------------
 TOTAL NET ASSETS--100%                                            $15,381,487
                                                                   -----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                              THE      SMALL CAP      ASIA-     INTERNATIONAL
                          TOCQUEVILLE    VALUE       PACIFIC        VALUE     GOVERNMENT
                             FUND        FUND         FUND          FUND         FUND
                          ----------- -----------  -----------  ------------- -----------
ASSETS
Investments, at value*    $47,515,052 $13,565,125  $17,126,645   $33,722,261  $15,254,383
Cash**                            206         692    1,010,003     4,262,331          940
Receivable for fund
 shares sold                   57,274       4,300            0        11,800        5,100
Dividends, interest and
 other receivables             45,015      14,692       67,055       126,785      130,682
Due from Investment
 Adviser                            0           0            0             0        3,913
Other assets                   55,829      27,956       19,683        44,379       31,280
                          ----------- -----------  -----------   -----------  -----------
Total assets               47,673,376  13,612,765   18,223,386    38,167,556   15,426,298
                          ----------- -----------  -----------   -----------  -----------
LIABILITIES
Payable for investments
 purchased                          0           0            0     1,572,040            0
Payable for fund shares
 repurchased                   31,535           0       79,787             0       20,000
Payable to Investment
 Adviser                       20,994       5,816       12,985        33,984            0
Dividends payable                   0           0            0             0       10,606
Accrued distribution fee        9,577       2,746        3,806         7,497        3,194
Accrued expenses and
 other liabilities              9,604      12,983       11,091        33,760       11,011
                          ----------- -----------  -----------   -----------  -----------
Total Liabilities              71,710      21,545      107,669     1,647,281       44,811
                          ----------- -----------  -----------   -----------  -----------
NET ASSETS                $47,601,666 $13,591,220  $18,115,717   $36,520,275  $15,381,487
                          ----------- -----------  -----------   -----------  -----------
Net assets consisted of:
Paid in capital           $32,085,303 $11,827,371  $20,036,194   $31,319,286  $15,383,352
Undistributed net
 investment income
 (loss)                        64,281    (164,113)     (22,583)       70,150            0
Accumulated net realized
 gain (loss)                3,170,181   1,085,720     (223,628)    1,083,911       73,126
Net unrealized
 appreciation
 (depreciation)            12,281,901     842,242   (1,674,266)    4,046,928      (74,991)
                          ----------- -----------  -----------   -----------  -----------
Net assets                $47,601,666 $13,591,220  $18,115,717   $36,520,275  $15,381,487
                          ----------- -----------  -----------   -----------  -----------
Shares outstanding
 (unlimited shares of
 $0.01 par value
 authorized)                2,874,946   1,096,788    2,052,391     2,691,755    1,528,918
Net asset value and
 redemption price per
 share                    $     16.56 $     12.39  $      8.83   $     13.57  $     10.06
                          ----------- -----------  -----------   -----------  -----------
Maximum offering price
 per share                $     17.25 $     12.91  $      9.20   $     14.14  $     10.48
                          ----------- -----------  -----------   -----------  -----------
* Cost of Investments     $35,233,151 $12,722,883  $18,800,911   $29,679,836  $15,329,374
* Cash balance in Asia-
  Pacific Fund and
  International Value
  Fund are interest
  earning balances

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                            STATEMENTS OF OPERATIONS

                  Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                            THE      SMALL CAP    ASIA-    INTERNATIONAL
                        TOCQUEVILLE    VALUE     PACIFIC       VALUE     GOVERNMENT
                           FUND        FUND       FUND         FUND         FUND
                        -----------  ---------  ---------  ------------- ----------
INVESTMENT INCOME:
Dividends*              $  304,059   $  36,577  $ 137,192   $  125,177    $      0
Interest                   106,210      38,337     36,342       91,892     469,830
                        ----------   ---------  ---------   ----------    --------
                           410,269      74,914    173,534      217,069     469,830
                        ----------   ---------  ---------   ----------    --------
EXPENSES:
Investment Adviser's
 fee                       172,552      45,702     98,357      143,863      36,725
Custodian and fund
 accounting fees            16,309      13,198     24,734       31,000      14,876
Transfer agent and
 shareholder services       17,447       4,789      4,833        5,031       4,789
Professional fees           25,008      16,061     18,591       19,018      16,633
Distribution fee            57,517      15,787     24,589       35,966      18,362
Administration fee          34,510       9,472     14,754       21,580      11,018
Printing and mailing
 expense                     3,218       1,942      2,360        1,964       1,411
Registration fees            8,296       8,032      8,252        8,560       8,978
Trustees' fees and
 expenses                    1,722         905      1,015        1,942         927
Fidelity bond                3,018       1,279      1,147        1,477       1,301
Amortization of
 organization costs              0       3,137          0        2,950       2,224
Other                        3,620       1,590      1,907        1,810         927
                        ----------   ---------  ---------   ----------    --------
 Total expenses before
  waiver                   343,217     121,894    200,539      275,161     118,171
  Less: Fees waived        (21,121)    (11,384)    (4,422)           0     (44,721)
                        ----------   ---------  ---------   ----------    --------
  Net expenses             322,096     110,510    196,117      275,161      73,450
                        ----------   ---------  ---------   ----------    --------
   NET INVESTMENT
    INCOME (LOSS)           88,173     (35,596)   (22,583)     (58,092)    396,380
                        ----------   ---------  ---------   ----------    --------
REALIZED AND
 UNREALIZED GAIN
 (LOSS):
  Net realized gain
   (loss) on:
   Investments           3,435,146   1,007,985    196,477    1,249,475     110,387
   Foreign currency
    translation                  0           0     (6,811)      (2,315)          0
  Net change in
   unrealized
   appreciation
   (depreciation)          812,089    (624,498)  (636,416)   2,332,801    (164,724)
                        ----------   ---------  ---------   ----------    --------
    Net gain (loss) on
     investments and
     foreign currency    4,247,235     383,487   (446,750)   3,579,961     (54,337)
                        ----------   ---------  ---------   ----------    --------
NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS             $4,335,408   $ 347,891  $(469,333)  $3,521,869    $342,043
                        ----------   ---------  ---------   ----------    --------
* Net of Foreign Taxes
  Withheld                       0           0     18,521       30,888           0
                        ----------   ---------  ---------   ----------    --------

                     See Notes to the Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                           THE TOCQUEVILLE FUND       SMALL CAP VALUE FUND
                         -------------------------  -------------------------
                         SIX MONTHS   FOR THE YEAR  SIX MONTHS   FOR THE YEAR
                            ENDED        ENDED         ENDED        ENDED
                          APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,
                            1997          1996         1997          1996
                         -----------  ------------  -----------  ------------
                         (UNAUDITED)                (UNAUDITED)
OPERATIONS:
 Net investment income
  (loss)                 $    88,173  $   172,962   $   (35,596) $  (128,517)
 Net realized gain
  (loss) on investments
  and foreign currency     3,435,146    2,100,811     1,007,985    1,355,990
 Net change in
  unrealized
  appreciation
  (depreciation)             812,089    5,298,485      (624,498)     708,913
                         -----------  -----------   -----------  -----------
  Net increase
   (decrease) in net
   assets resulting
   from operations         4,335,408    7,572,258       347,891    1,936,386
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                  (161,024)    (354,776)            0            0
   Class B                       --            (2)          --             0
  Net realized gains
   Class A                (2,120,046)  (2,505,796)   (1,277,296)    (600,818)
   Class B                       --           (14)          --           (12)
FUND SHARE TRANSACTIONS
   Class A                 3,133,366    4,265,807     2,975,600      827,265
   Class B                       --        (1,507)          --          (297)
                         -----------  -----------   -----------  -----------
    Net increase
     (decrease) in net
     assets                5,187,704    8,975,970     2,046,195    2,162,524
NET ASSETS:
 Beginning of period      42,413,962   33,437,992    11,545,025    9,382,501
                         -----------  -----------   -----------  -----------
 End of period*           47,601,666   42,413,962    13,591,220   11,545,025
                         -----------  -----------   -----------  -----------
* Including
  undistributed net
  investment income
  (loss) of:             $    64,281  $   137,132   $  (164,113) $  (128,517)
                         -----------  -----------   -----------  -----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

    ASIA-PACIFIC FUND        INTERNATIONAL VALUE FUND       GOVERNMENT FUND
 --------------------------- -------------------------  -------------------------
 SIX MONTHS    FOR THE YEAR  SIX MONTHS   FOR THE YEAR  SIX MONTHS   FOR THE YEAR
    ENDED         ENDED         ENDED        ENDED         ENDED        ENDED
  APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,
    1997           1996         1997          1996         1997          1996
 -----------   ------------  -----------  ------------  -----------  ------------
 (UNAUDITED)                 (UNAUDITED)                (UNAUDITED)
 $   (22,583)  $    (5,695)  $   (58,092) $   242,163   $   396,380   $  441,237
     189,666       (88,699)    1,247,160    1,005,349       110,387        8,831
    (636,416)     (996,841)    2,332,801    1,432,158      (164,724)      61,953
 -----------   -----------   -----------  -----------   -----------   ----------
    (469,333)   (1,091,235)    3,521,869    2,679,670       342,043      512,021
           0             0      (113,921)           0      (396,380)    (441,229)
         --              0           --             0           --            (8)
           0             0    (1,177,180)           0       (45,262)           0
         --              0           --             0           --             0
     447,392    14,542,402    10,357,173   14,983,225     5,692,856    3,211,933
         --           (202)          --          (218)          --          (199)
 -----------   -----------   -----------  -----------   -----------   ----------
     (21,941)   13,450,965    12,587,941   17,662,677     5,593,257    3,282,518
  18,137,658     4,686,693    23,932,334    6,269,657     9,788,230    6,505,712
 -----------   -----------   -----------  -----------   -----------   ----------
  18,115,717    18,137,658    36,520,275   23,932,334    15,381,487    9,788,230
 -----------   -----------   -----------  -----------   -----------   ----------
 $   (22,583)  $         0   $    70,150  $   242,163   $         0   $        0
 -----------   -----------   -----------  -----------   -----------   ----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                       THE TOCQUEVILLE ASIA-PACIFIC FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                        THE TOCQUEVILLE GOVERNMENT FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of five separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund (for-merly The Tocqueville Europe Fund) and The Tocqueville Government Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital apprecia-tion, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreci-ation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville Asia-Pacific Fund is long-term capital appreciation primarily through investments in securities of issuers located in Asia and the Pacific Basin. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securities of issuers located outside the United States. The ob-jective of the Tocqueville Government Fund is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury or agencies of the U.S. Government. The following is a summary of significant accounting princi-ples followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
A) SECURITY VALUATION

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
B) FEDERAL INCOME TAX

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
C) DEFERRED ORGANIZATION EXPENSES

  Expenses incurred in connection with the organization of The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund are being amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

-------------------------------------------------------------------------------
D) FOREIGN CURRENCY TRANSLATION

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville Asia-Pacific Fund and The Tocqueville International Value Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. The Tocqueville Asia-Pa-cific Fund and The Tocqueville International Value Fund are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Fund recognizes a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
E) USE OF ESTIMATES

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that effect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
F) OTHER

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recog-nized on the accrual basis and market discount is accounted for on a straight-line basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically iden-tified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securi-ties as collateral under repurchase agreements and to determine on a daily ba-sis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on February 26, 1990. For its services, Tocqueville receives a fee from The Tocqueville Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville Asia-Pacific Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and
 .65% of average daily net assets in excess of $100 million. Tocqueville receives a fee from The Tocqueville International Value Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and .65% of average daily net assets in excess of $100 million. Tocqueville receives a fee from The Tocqueville Government Fund, payable monthly, at an annual rate of
 .50% on the first $500 million of the fund's average daily net assets, .40% of the next $500 million of average daily net assets, and .30% of average daily net assets in excess of $1 billion. With respect to The Tocqueville Government Fund, the Adviser has agreed to waive its fee or reimburse expenses to the extent necessary to limit total annual expenses to 1% of the Funds average daily net assets through November 29, 1999.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the period ended April 30, 1997, the Adviser has made payments of $12,750, $8,500, $8,500, $8,500 and $6,375 to
Firstar Trust Company for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund, respectively.

 FOR THE PERIOD ENDED APRIL 30, 1997, THE ADVISER WAIVED THE FOLLOWING FEES BY
                                     FUND:

                                                      INTERNATIONAL
                  TOCQUEVILLE SMALL CAP  ASIA PACIFIC     VALUE     GOVERNMENT
                     FUND     VALUE FUND     FUND         FUND         FUND
                  ----------- ---------- ------------ ------------- ----------
Advisory Fees
 waived             $21,121    $11,384      $4,422         $ 0       $36,725
Administration
 Fees waived        $     0    $     0      $    0         $ 0       $ 2,466
Reimbursement by
 Advisor            $     0    $     0      $    0         $ 0       $ 5,530

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Fund and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the six months ended April 30, 1997, the Distributor received net commissions of $5,061 from the sale of the Trust's shares.

--------------------------------------------------------------------------------

  The Fund has adopted distribution plans related to the sale of shares pursuant to which the Fund may incur distribution expenses in amounts not to exceed 0.25% per annum of the average daily net assets. Such expenses may include, but are not limited to, advertising, printing, and distribution of sales literature, prospectuses and other materials, and payments to dealers and shareholders servicing agents including the Distributor. Under the distribution plans, the Distributor is permitted to carry forward expenses not reimbursed by the distribution fees to subsequent fiscal years for submission to the Fund for payment, subject to the continuation of the Plan. The distributor has informed the trust that, as of April 30, 1997, there were $145,846, $84,114, $75,381,
$86,604 and $40,073 in unreimbursed expenses for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund, and The Tocqueville Government Fund, respectively.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund for the six months ended April 30, 1997, were $30,139, $26,094, $0, $1,909 and
$40,702, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Fund currently offers only one class of shares of beneficial interest. On August 16, 1996, all previously existing shares of Class B shares of each Fund were converted at net asset value without the imposition of a deferred sales charge, into Class A shares of an equivalent value. Transactions in Fund shares were as follows:

                                          THE              THE TOCQUEVILLE
                                      TOCQUEVILLE          SMALL CAP VALUE
                                          FUND                   FUND
                                  ---------------------  ---------------------
                                    AMOUNT      SHARES     AMOUNT      SHARES
                                  -----------  --------  -----------  --------
SIX MONTHS ENDED APRIL 30, 1997
Class A Shares:
 Shares sold                      $ 3,762,277   227,661  $ 1,991,061   155,020
 Shares issued to owners in
  reinvestment of dividends         1,891,505   121,328    1,196,250    94,790
 Shares issued on Merger                    0         0            0         0
 Shares redeemed                   (2,520,416) (150,609)    (211,711)  (16,260)
                                  -----------  --------  -----------  --------
 Net Increase                     $ 3,133,366   198,380  $ 2,975,600   233,550
                                  -----------  --------  -----------  --------
YEAR ENDED OCTOBER 31, 1996
Class A Shares:
 Shares sold                      $ 7,400,012   497,009  $ 2,925,368   240,431
 Shares issued to owners in
  reinvestment of dividends         2,596,698   191,069      523,199    45,103
 Shares redeemed                   (5,743,803) (388,402)  (2,632,401) (210,711)
 Shares issued from conversion of
  Class B                              12,900       848       11,099       902
                                  -----------  --------  -----------  --------
 Net Increase                     $ 4,265,807   300,524  $   827,265    75,725
                                  -----------  --------  -----------  --------
PERIOD FROM NOVEMBER 1, 1995 TO
 AUGUST 16, 1996:
Class B Shares:
 Shares sold                      $    72,498     4,899  $    11,000       909
 Shares issued to owners in
  reinvestment of dividends                12         1            9         1
 Shares redeemed                      (61,117)   (4,058)        (207)      (17)
 Conversion to Class A                (12,900)     (856)     (11,099)     (909)
                                  -----------  --------  -----------  --------
 Net increase (decrease)          $    (1,507)      (14) $      (297)      (16)
                                  -----------  --------  -----------  --------

  On November 29, 1996, The Tocqueville Government Fund acquired all of the net assets of Ivy Short Term Bond Fund pursuant to a plan of reorganization approved by Ivy Short Term Bond shareholders on November 15, 1996. The acquisition was accomplished by a tax free exchange of shares of The Tocqueville Government Fund for the net assets of Ivy Short Term Bond Fund which aggregated $5,723,220 including unrealized appreciation of $28,973. The combined net assets of The Tocqueville Government Fund immediately after the merger were $15,696,605.

--------------------------------------------------------------------------------


   THE TOCQUEVILLE             THE TOCQUEVILLE             THE TOCQUEVILLE
     ASIA-PACIFIC            INTERNATIONAL VALUE             GOVERNMENT
         FUND                        FUND                       FUND
------------------------    -------------------------   ------------------------
  AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES
-----------    ---------    -----------    ---------    -----------    --------
$ 2,401,334      264,729    $ 9,505,766      712,373    $ 3,346,890     334,106
          0            0      1,280,388      107,056        360,987      35,865
          0            0              0            0      5,723,220     563,864
 (1,953,941)    (210,187)      (428,981)     (31,666)    (3,738,241)   (371,156)
-----------    ---------    -----------    ---------    -----------    --------
$   447,393       54,542    $10,357,173      787,763    $ 5,692,856     562,679
-----------    ---------    -----------    ---------    -----------    --------
$14,962,597    1,525,330    $15,071,859    1,332,335    $ 6,770,116     672,706
          0            0              0            0        342,832      34,393
   (420,195)     (43,921)       (88,634)      (7,382)    (3,901,015)   (388,010)
          0            0              0            0              0           0
-----------    ---------    -----------    ---------    -----------    --------
$14,542,402    1,481,409    $14,983,225    1,324,953    $ 3,211,933     319,089
-----------    ---------    -----------    ---------    -----------    --------
$         0            0    $         0            0    $         0           0
          0            0              0            0              7           1
       (202)         (21)          (218)         (18)          (206)        (21)
          0            0              0            0              0           0
-----------    ---------    -----------    ---------    -----------    --------
$      (202)         (21)   $      (218)         (18)   $      (199)        (20)
-----------    ---------    -----------    ---------    -----------    --------

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the six months ended April 30, 1997 were as follows:

                             THE       SMALL CAP      ASIA-     INTERNATIONAL
                         TOCQUEVILLE     VALUE       PACIFIC        VALUE     GOVERNMENT
                            FUND         FUND         FUND          FUND         FUND
                         -----------  -----------  -----------  ------------- -----------
PURCHASES
U.S. Government          $         0  $         0  $         0   $         0  $21,092,664
Other                      9,990,647    5,744,075    4,452,722    18,991,431            0
                         -----------  -----------  -----------   -----------  -----------
                         $ 9,990,647  $ 5,744,075  $ 4,452,722   $18,991,431  $21,092,664
                         -----------  -----------  -----------   -----------  -----------
SALES
U.S. Government          $         0  $         0  $         0   $         0  $18,380,309
Other                     10,491,145    5,107,904    3,637,789     4,701,352            0
                         -----------  -----------  -----------   -----------  -----------
                         $10,491,145  $ 5,107,904  $ 3,637,789   $ 4,701,352  $18,380,309
                         -----------  -----------  -----------   -----------  -----------

  Unrealized appreciation (depreciation) at April 30, 1997 based on cost of se-curities for Federal tax purposes is as follows:

                             THE       SMALL CAP      ASIA-     INTERNATIONAL
                         TOCQUEVILLE     VALUE       PACIFIC        VALUE     GOVERNMENT
                            FUND         FUND         FUND          FUND         FUND
                         -----------  -----------  -----------  ------------- -----------
Gross unrealized appre-
 ciation                 $13,667,171  $ 1,653,601  $ 2,309,008   $ 5,404,300  $         0
Gross unrealized depre-
 ciation                  (1,626,250)    (848,808)  (3,986,748)   (1,361,875)     (85,222)
                         -----------  -----------  -----------   -----------  -----------
Net unrealized
 appreciation
 (depreciation)          $12,040,921  $   804,793  $(1,677,740)  $ 4,042,425  $   (85,222)
                         -----------  -----------  -----------   -----------  -----------
Cost of investments      $35,474,131  $12,760,332  $18,804,385   $29,679,836  $15,339,605
                         -----------  -----------  -----------   -----------  -----------

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

  On May 1, 1997, pursuant to a Plan of Reorganization and Liquidation approved by shareholders on April 29, 1997, the assets of The Tocqueville Asia-Pacific Fund were transferred to The Tocqueville International Value Fund. The reorganization was accomplished by a tax fee exchange of shares of The Tocqueville International Value Fund for the net assets of The Tocqueville Asia-Pacific Fund which aggregated $18,094,141 including $1,674,266 of unrealized depreciation. The combined net assets of The Tocqueville International Value Fund immediately after the merger were $54,635,992. There were capital losses of $213,337 from The Tocqueville Asia-Pacific Fund available to be utilized by The Tocqueville International Value Fund to offset future gains. Such losses expire between October 31, 2003 and 2004.

The Tocqueville Europe Fund
--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1997

   A Special Meeting of Shareholders of The Tocqueville Europe Fund was held on February 27, 1997, at the offices of Tocqueville Asset Management, 1675 Broad-way, New York, New York 10019. The purpose of the meeting was to approve a re-statement of the Fund's investment objective.

   The results of the voting at the Special Meeting of Shareholders was as fol-lows:

   Approval of a restatement of the Fund's Investment Objective, including changing the name from The Tocqueville Europe Fund to The Tocqueville Interna-tional Value Fund:

--------------------------------------------------------------------------------

                                                        % OF            % OF
                                   NO. OF SHARES OUTSTANDING SHARES SHARES VOTED
--------------------------------------------------------------------------------
For............................... 2,098,973.420       95.39%          100.00%
Against...........................             0        0.00%            0.00%
Abstain...........................             0        0.00%            0.00%

--------------------------------------------------------------------------------

The Tocqueville Asia-Pacific Fund
--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS, APRIL 29, 1997

   A Special Meeting of Shareholders of The Tocqueville Asia-Pacific Fund was held on April 29, 1997 at the offices of Tocqueville Asset Management, 1675 Broadway, New York, New York 10019. The purpose of the meeting was to approve a Plan of Reorganization and Liquidation providing for the transfer of the assets of the Asia-Pacific Fund to The Tocqueville International Value Fund and the distribution of such shares to shareholders of the Asia-Pacific Fund in liqui-dation of the Asia-Pacific Fund.

   The results of the voting at the Special Meeting of Shareholders was as fol-lows:

   Approval of a Plan of Reorganization and Liquidation providing for the transfer of the assets of the Asia- Pacific Fund to The Tocqueville Interna-tional Value Fund and the distribution of such shares to shareholders of the Asia-Pacific Fund in liquidation of the Asia-Pacific Fund:

--------------------------------------------------------------------------------
                                                        % OF            % OF
                                   NO. OF SHARES OUTSTANDING SHARES SHARES VOTED
--------------------------------------------------------------------------------
For............................... 1,937,951.941       94.13%          100.00%
Against...........................             0        0.00%            0.00%
Abstain...........................             0        0.00%            0.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully be-fore you invest.

                              INVESTMENT ADVISER
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                             Phone: (212) 698-0800



                                  DISTRIBUTOR
                          Tocqueville Securities L.P.
                                 1675 Broadway
                              New York, NY 10019
                             Phone: (212) 698-0800



                           SHAREHOLDERS' SERVICING,
                         CUSTODIAN AND TRANSFER AGENT
                             Firstar Trust Company
                             Mutual Fund Services
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                        Toll Free Phone: (800) 697-3863



                               BOARD OF TRUSTEES
                          Francois Sicart - Chairman
                             Bernard F. Combemale
                               James B. Flaherty
                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux